UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2016

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Accountant

On September 19, 2016, the Audit and Compliance Committee of Gaming and Leisure Properties, Inc.'s ("GLPI" or the "Company") Board of Directors (the "Audit and Compliance Committee") dismissed Ernst & Young LLP ("EY") as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was the result of a request for proposal process during which the Audit and Compliance Committee conducted a comprehensive, competitive process to select the independent registered public accounting firm.

The audit reports of EY on the Company's consolidated financial statements for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 2015 and 2014, and in the subsequent interim period from January 1, 2016 to September 19, 2016, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures that, if not resolved to the satisfaction of EY would have caused EY to make reference to the matter in their report.

As disclosed in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 (the "2015 Form 10-Q"), management concluded that the Company did not maintain effective internal control over financial reporting as of September 30, 2015 as a result of the material weakness described in Item 4 of the Company's 2015 Form 10-Q, which description is incorporated herein by reference. Concurrent with the filing of the 2015 Form 10-Q, the Company filed an amended Annual Report on Form 10-K/A for the year ended December 31, 2014 (the "2014 Form 10-K/A"), related to the same material weakness, a description of which is included in Item 9A of the Company's Form 10-K/A and incorporated herein by reference. The material weakness related to the Company's failure to maintain effective controls and procedures over the evaluation of a complex leasing arrangement and the accurate measurement and recording of revenue earned under such lease. The Company further advises that as of December 31, 2015, the material weakness discussed in this paragraph was remediated and EY's report on the effectiveness of the Company's internal control over financial reporting as of December 31, 2015 expressed an unqualified opinion. The Audit and Compliance Committee has discussed the matter described in this paragraph with EY and has authorized EY to respond fully to the inquiries of a successor accountant concerning such matter.

The Company provided EY with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of EY's letter to the SEC, dated September 22, 2016, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of Independent Accountant

On September 19, 2016, the Audit and Compliance Committee approved the engagement of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for the year ending December 31, 2016.

During the fiscal years ended December 31, 2015 and 2014 and in the subsequent interim period through September 19, 2016, the Company did not consult with Deloitte regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated September 22, 2016 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 22, 2016	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP dated September 22, 2016 to the Securities and Exchange Commission.

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